Exhibit 99.2

NASDAQ TICKER: ACBI PROPRIETARY & CONFIDENTIAL Subordinated Notes Offering Investor Presentation atlanticcapitalbank.com

2 atlanticcapitalbank.com Forward - Looking Statements Disclaimer and Non - GAAP Financial Information This presentation contains forward - looking statements within the meaning of section 27 A of the Securities Act of 1933 , as amended, and 21 E of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) . These forward - looking statements reflect our current views with respect to, among other things, future events and our financial performance . These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “strive,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward - looking nature . These forward - looking statements are not historical facts, and are based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control . Accordingly, we caution you that any such forward - looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict . Although we believe that the expectations reflected in these forward - looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward - looking statements : The impact of the COVID - 19 pandemic and the responses of governmental authorities on our operations, including declines in credit quality, strains on capital and liquidity, fluctuations in our payment processing business, and declines in deposits ; our strategic decision to focus on the greater Atlanta market may not positively impact our financial condition in the expected timeframe, or at all ; costs associated with our growth and hiring initiatives in the Atlanta market area ; risks associated with increased geographic concentration, borrower concentration and concentration in commercial real estate and commercial and industrial loans resulting from our exit of the Tennessee and northwest Georgia markets and our strategic realignment ; our strategic decision to increase our focus on SBA and franchise lending may expose us to additional risks associated with these types of lending, including industry concentration risks, our ability to sell the guaranteed portion of SBA loans, the impact of negative economic conditions on small businesses’ ability to repay the non - guaranteed portions of SBA loans, and changes to applicable federal regulations ; risks associated with our ability to manage the planned growth of our payment processing business, including evolving regulations, security risks, and unforeseen increases in transaction volume resulting from changes in our customers’ businesses and changes in the competitive landscape for payment processing ; changes in asset quality and credit risk ; the cost and availability of capital ; customer acceptance of our products and services ; customer borrowing, repayment, investment and deposit practices ; the introduction, withdrawal, success and timing of business initiatives ; the impact, extent, and timing of technological changes ; severe catastrophic events in our geographic area ; a weakening of the economies in which we conduct operations may adversely affect our operating results ; the U . S . legal and regulatory framework could adversely affect the operating results of the Company ; the interest rate environment may compress margins and adversely affect net interest income ; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short - and long - term interest rates ; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate ; our ability to determine accurate values of certain assets and liabilities ; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility ; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position ; the impact of the transition from LIBOR and our ability to adequately manage such transition ; adequacy of our risk management program ; increased competitive pressure due to consolidation in the financial services industry ; risks related to security breaches, cybersecurity attacks, and other significant disruptions in our information technology systems ; and other risks and factors identified in our most recent annual report on Form 10 - K and our other reports filed with or furnished to the Securities and Exchange Commission (“SEC”) from time to time . Statements included in this presentation include non - GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non - GAAP financial measures to GAAP financial measures . Atlantic Capital management uses non - GAAP financial measures, including : ( i ) taxable equivalent net interest income, (ii) taxable equivalent net interest margin, ( iii) tangible common equity to tangible assets, ( iv ) pre - provision net revenue and (v) noncore funding to total assets . Management believes that non - GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods . Non - GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company . Non - GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP . Non - GAAP financial measures may not be comparable to non - GAAP financial measures presented by other companies .

3 atlanticcapitalbank.com Safe Harbor Statement The information contained herein is a summary and it is not complete . It has been prepared for use only in connection with the private placement (the “Placement”) of securities (the “Securities”) of Atlantic Capital Bancshares, Inc . (the “Company ”, “Atlantic Capital” or “ACBI”), the holding company of Atlantic Capital Bank, National Association (the “Bank”) . The Securities have not been registered under the Securities Act of 1933 , as amended (the “Securities Act”), and are being offered in a private placement exempt from registration under the Securities Act and other applicable securities laws, and may not be re - offered or re - sold absent registration or an applicable exemptions from the registration requirements . The Securities are not a deposit or an account that is insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency . The information contained herein is being furnished solely for the purpose of enabling prospective investors to determine whether they wish to proceed with further investigation of the Company and the Placement . As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision . The information contained herein speaks as of the date hereof . Neither the delivery of this information or any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the Company’s business affairs described herein after the date hereof . Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance . Neither the Company nor any of its affiliates undertakes any obligation to update or revise this presentation . The Company anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information and complete your own due diligence review concerning the Company and the Placement prior to entering into any agreement to purchase Securities . By accepting delivery of the information contained herein, you agree to undertake and rely upon your own independent investigation and analysis and consult with your own attorneys, accountants, and other professional advisors regarding the Company and the merits and risks of an investment in the Securities, including all related legal, investment, tax, and other matters . The Company shall not have any liability for any information included herein or otherwise made available in connection with the Placement , except for liabilities expressly assumed by the Company in the definitive purchase agreement and the related documentation for each purchase of Securities . The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any state or jurisdiction in which such an offer or solicitation is not permitted or would be unlawful . Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities , and must obtain any consent, approval, or permission required by it in connection with the Securities or the Placement . The Company does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities, or similar laws . THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), THE FDIC, OR ANY OTHER GOVERNMENT AGENCY , NOR HAS THE SEC, THE FDIC, OR ANY OTHER GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR ACCURACY OF THIS PRESENTATION . ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL .

4 atlanticcapitalbank.com Terms of the Proposed Offering • Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) • Subordinated Notes • 10 y ears / 2030 • $50 Million • 5 year non - call period, callable at par plus accrued but unpaid interest thereafter • 5 year fixed rate, semi - annual coupons; thereafter 5 year floating rate, quarterly coupons • Consistent with regulatory requirements for Tier 2 Capital • Kroll Bond Rating Agency: BBB - • • Regulation D Private Placement with Registration Rights Issuer Security Term / Maturity Offering Size Redemption Coupon Structure Covenants • General corporate purposes, including support for organic growth plans and support for bank level capital ratios, as well as possible future redemption of callable subordinated notes Use of Proceeds Credit Rating Co - Placement Agents Lead Placement Agent Issuance Type •

5 atlanticcapitalbank.com Company Overview Financial data as of June 30, 2020. (1) Excludes PPP loans and fintech partnership consumer loans . (2) Represents geography of depositors; 100% of ACBI branches are located in Georgia. Company Highlights • Established in May 2007 with $125 million in equity capital, the largest de novo bank equity capital raise in US history at t he time • Publicly traded on NASDAQ since November 2, 2015 under the symbol “ACBI” • The Company operates through one branch and one loan production office in the Atlanta metro area and one branch in Athens, GA • Exceptional record of soundness and growth through financial crisis, recession and recovery • W ell positioned for current economic uncertainty with strong capital, credit loss reserves and liquidity • Granular commercial focused loan portfolio concentrated in the Southeast Company Overview Name: Atlantic Capital Bancshares, Inc. Headquarters: Atlanta, GA Ticker: NASDAQ: ACBI Assets: $2.9 Billion Loans: $2.2 Billion Deposits: $2.4 Billion Equity: $336 Million Geographic Concentrations Loan Composition (1) Deposit Composition (2) GA 74% Southeast 7% NY / NJ 5% CA 4% Other 10% GA 70% FL 6% TN 5% NC 2% SC 1% Other 16% (79% if exclude SBA, Franchise)

6 atlanticcapitalbank.com Executive Management Douglas Williams President and Chief Executive Officer • President and CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Financ e Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co - Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representati ve to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • President, Atlanta Division of Atlantic Capital since December 2019 • EVP, General Banking Division Executive of Atlantic Capital from 2017 through 2019 • CRO of Atlantic Capital from its inception through 2017 • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares , Inc. • Former SVP and Treasurer of Sterling Bancshares, Inc. • Chartered Financial Analyst • EVP and CRO of Atlantic Capital since October 2017 • Senior Risk Management Officer at Atlantic Capital from inception • Former Director in Wachovia’s Risk Management Division supporting Corporate, Investment Banking and Capital Markets groups • Former Client Management and Risk Management Officer in Wachovia’s middle market commercial group in North Carolina Gray Fleming Executive Vice President, Chief Risk Officer • President, Corporate Financial Services Division since December 2019 • EVP at Atlantic Capital from inception through December 2019 • Former Managing Director and Group Head for Wachovia Securities’ Continental European Group • Member of TWIN (The World Innovation Network – Chicago), Fiserv’s Commercial Payments Advisory Board and a former executive in residence at Juniata College in Pennsylvania Kurt Shreiner President, Corporate Financial Services Division Patrick Oakes, CFA Executive Vice President, Chief Financial Officer Rich Oglesby President, Atlanta Division

7 atlanticcapitalbank.com Business Line Highlights As of June 30, 2020 Represents the Company’s four major lines of business Commercial Real Estate Finance • 4 bankers with $432 million in loans and $127 million in deposits • Select group of institutional caliber commercial real estate developers and investors Specialty Lending • 15 bankers located in Southeast and mid - Atlantic with $109 million in deposits and $426 million in loans • Specialty lending is focused on franchise financing and SBA lending • Consistently ranked in the top 3 for SBA 7(a) originations in Georgia and top 50 SBA lender nationally • Franchise lending focused on high quality brands with personal guarantees, primarily multi - unit operators across various industry verticals Atlanta Commercial & Private Banking Payments & Technology Banking • 23 bankers with $840 million in loans and $1.12 billion in deposits • Focused on privately held companies, not - for - profit enterprises and principals of our commercial clients • 5 Atlanta - based bankers with $510 million in deposits focused on processing business with payments and fintech companies • Recognized as a Top 40 ACH Bank in the US by NACHA, the Electronic Payments Association; originated 44 million items and $83 billion in payments in 2019 • Atlantic Capital Bank is part of Atlanta’s “Payments Alley”

Financial Highlights

Atlantic Capital

		2019[1]	1Q20	2Q20
Profitability from Continuing Operations	Net Income	$49.9 million	$2.1 million	$1.8 million
	Pre-Provision Net Revenue ("PPNR")	$38.5 million	$10.5 million	$11.1 million
	ROAA	1.93%	0.32%	0.25%
	PPNR ROAA	1.49%	1.58%	1.52%
	ROAE	15.1%	2.6%	2.2%
	Net Interest Margin (FTE)	3.58%	3.41%	3.23%
	Efficiency Ratio	58.0%	55.0%	53.8%
Balance Sheet	Total Assets	$2.9 billion	$2.7 billion	$2.9 billion
	Loans HFI	$1.9 billion	$1.9 billion	$2.2 billion
	Total Deposits	$2.5 billion	$2.2 billion	$2.4 billion
	Average Loan / Deposit Ratio	87%	84%	88%[2]
	Total Equity	$326 million	$332 million	$336 million
Capital Ratios	Tang. Common Equity / Tang. Assets	10.6%	11.6%	11.0%
	Tier 1 Leverage Ratio	11.0%	10.7%	9.9%
	Tier 1 Common Capital Ratio	12.0%	11.7%	11.6%
	Tier 1 Risk-Based Capital Ratio	12.0%	11.7%	11.6%
	Total RBC Ratio	15.0%	14.9%	14.8%
Asset Quality	NPAs / Assets	0.26%	0.27%	0.24%
	NPLs / Loans	0.39%	0.34%	0.29%
	ACL / Loans HFI (excl. PPP Loans)	1.04%	1.43%	1.80%
	NCOs / Average Loans, Annualized	0.11%	0.04%	0.29%

[1] On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The banking business and branches subsequently sold to FirstBank are reported as discontinued operations. Net income includes $21.7 million of income from discontinued operations. PPNR does not include income from discontinued operations. See Appendix for income from discontinued operations and reconciliation of non-GAAP financial measures. [2] Inflated due to the impact of PPP loans

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9 atlanticcapitalbank.com Market Overview Atlanta Market Highlights (1) • #1 for economic growth potential (among large metro areas ) per Business Facilities Metro Ranking Report • 14 Fortune 500 headquarters (ranked #3) • #1 world’s busiest airport • #4 metro area for largest increase in population (2017 - 2018) • #2 moving destination • 70% of all US payments are processed through Georgia Atlanta MSA GDP ($ in billions) $200 $250 $300 $350 $400 2012 2013 2014 2015 2016 2017 2018 3.7% CAGR Deposits and Key Demographics by MSA MSA Branches FDIC Deposit Data as of June 30, 2019 2020 Population (Actual) 2020 - 2025 Projected Population Change (%) 2020 Median HHI ($) 2020 - 2025 Projected HHI Change (%) Deposits In Market ($000) Market Rank Deposit Market Share (%) Atlanta, GA 2 (Includes HQ) 1,870,015 13 1.08 6,073,585 6.12 71,946 13.11 Athens, GA 1 -- 17 0.00 215,283 5.65 50,783 13.98 Nationwide Metrics 330,342,293 3.27 66,010 9.87 (2) (1) As of June 30, 2020 (2) Loan production office in Athens, GA converted to full branch in July 2019; Athens branch has grown to total deposits of $34 m illion as of June 30, 2020 Sources : Metro Atlanta Chamber, City Data, Penske and American Transaction Processors Coalition, SNL Global Market Intelligence

10 atlanticcapitalbank.com COVID - 19 Response As of July 21, 2020 unless noted otherwise. See Appendix for reconciliation of non - GAAP financial measures. Employees • Implemented work - from - home initiatives for most employees • Ceased non - essential business related travel • Began regular meetings of its executive leadership and incident response teams to direct the Company’s response to the ever - changing environment • Executive leadership team hosts a weekly internal company - wide conference call to communicate the latest developments and answer teammate questions Capital and Liquidity • Capital ratios remain strong, with a tangible common equity to tangible assets ratio of 11.0% as of June 30, 2020 • Engaged in holding company liquidity planning, including pausing stock repurchases in March • With reliable core deposit funding, solid balance sheet liquidity, a strong capital position, and access to significant wholesale funding, Atlantic Capital anticipates adequate funding capacity for future lending needs Customers • Facilitated 821 Paycheck Protection Program loans totaling $234 million (10.7% of total loans ) • Continual evaluation of business segments in our market areas to evaluate areas of need and focus our assessment and management of portfolio risk • Offered 90 day payment deferrals proactively to customers, with approximately $124 million in initial deferrals active as of July 31, 2020 and approximately $67 million in second deferrals requested • SBA is making payments through September for over $100 million in existing SBA loans through the CARES Act Subsidy.

Liquidity

- The Company's liquidity position remains strong
- Primary funding source is relationship driven core deposits
- Q2 2020 loan / deposit ratio is inflated due to the impact from PPP loans
- The bank has more than $1.3 billion in unused contingency funding excluding brokered CDs
- 93% of marketable securities are unpledged ($441 million)
- The Company had $11.7 million of cash and securities at the holding company level as of June 30, 2020
- As of June 30, 2020, the Company had the capacity to dividend $23 million from the bank to the holding company

Non-Core Funding / Total Assets[1]



11%
8%
3%
6%
4%
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

Average Loan / Deposit Ratio



93%
92%
87%
84%
88%
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

Sources of Liquidity

	Amount Outstanding	Available Balance	Total Funding Capacity
Funding Source			
Unpledged Securities	$--	$440,652	$440,652
FHLB Advances	50,000	47,612	97,612
Fed Discount Window	--	218,691	218,691
Fed Funds	6,000	525,000	531,000
Subordinated Notes[2]	50,000	--	50,000
Total	$106,000	$1,231,955	$1,337,955

As of June 30, 2020, except as noted. Dollars in thousands. Prior periods have been retrospectively adjusted for the impact of discontinued operations.
(1) See Appendix for reconciliation of non-GAAP financial measures
(2) As of June 30, 2020, ACBI had subordinated notes outstanding of $50 million (par value) with a maturity of September 30, 2025 and a call period starting September 30, 2020

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12 atlanticcapitalbank.com Deposit Franchise Dollars in millions Deposit figures represent average balances. Prior periods have been retrospectively adjusted for the impact of discontinued o per ations . 28% 32% 33% 33% 32% 34% 56% 56% 61% 61% 62% 59% 1% 1% 1% 1% 2% 4% 15% 4% 3% 11% 5 % Average Deposits from Continuing Operations DDA NOW, Money Market & Savings Time $1,540 $1,633 Deposit cost $1,419 $1,805 0.28% 0.38% 0.52% 0.77% 0.75% 0.22% $2,410 $2,255 2016 2017 2018 2019 Q1 2020 Q2 2020 Brokered 5%

13 atlanticcapitalbank.com Consolidated Capital Ratios (1) See Appendix for reconciliation of non - GAAP financial measures. Pro forma capital ratios assume $50 million gross offering, 1.50% placement fee, an estimated $300 thousand of fixed offering expenses and 20% risk - weighting on net proceeds; does not include the pro forma impact of the potential redemption of $50 million of currently outstanding subordinated notes that beco me callable on September 30, 2020 Tier 1 Leverage Ratio Tier 1 Risk - Based Capital Ratio Total Risk - Based Capital Ratio Tangible Common Equity / Tangible Assets (1) 11.0% 10.8% 12.0% 11.8% 10.3% 10.6% 11.6% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2018 2019 Q1 2020 Q2 2020 Pro Forma 10.0% 11.0% 10.7% 9.9% 9.7% 2018 2019 Q1 2020 Q2 2020 Pro Forma 11.5% 12.0% 11.7% 11.6% 11.5% 2018 2019 Q1 2020 Q2 2020 Pro Forma 14.2% 15.0% 14.9% 14.8% 16.8% 2018 2019 Q1 2020 Q2 2020 Pro Forma *excludes PPP loans * *

14 atlanticcapitalbank.com Commercial Lending Focus Dollars in millions. As of June 30, 2020 unless otherwise stated. Commercial loans include commercial and industrial and owner occupied CRE loans. CRE loans include non - owner occupied and constr uction and land. Other loans include residential mortgages, home equity, consumer and other loans. Prior periods have been retrospectively adjusted for the impact of disconti nue d operations . Loans from Continuing Operations $688 $790 $944 $1,063 $1,119 $1,107 $622 $605 $653 $686 $678 $662 $61 $88 $103 $111 $136 $182 $144 $234 $1,519 Loan yield Mortgage Warehouse 3.79% 4.27% 5.01% 5.26% 4.77% 3.87% $ 1,515 $1,728 $1,874 12/31/2016 12/31/2017 12/31/2018 12/31/2019 3/31/2020 6/30/2020 $1,933 $2,185 Loan yield excluding PPP loans: 4.09% Libor 41% Fixed 36% Prime 10% PPP (Fixed) 11% Other 2% Loan Portfolio Rate Structures Commercial CRE Other PPP

Summary of Loan Portfolio

Atlantic Capital

Highlights

- $2.2 billion in total loans
  - Includes $234MM of PPP loans
- Commercial focused loan portfolio
  - 91% commercial and CRE
- Concentrated in the Southeast
- Granular portfolio
  - Average loan size $572,000[1]
  - 25 loans larger than $10 million outstanding
- CRE loans include $122 million of non-core triple net lease ("TriNet") loans[2]

Loan Composition ($2.2 Billion)


Residential, $56M, 3%
Consumer & Other, $135M, 6%
Construction & Land, $129M, 6%
Commercial Real Estate, $533M, 24%
PPP, $234M, 11%
Commercial, $1,108M, 50%

CRE Concentrations by Property Type ($533 Million)


Specialty Housing, $30M, 6%
Other, $19M, 3%
Retail, $150M, 28%
Industrial, $66M, 12%
Multi-Family, $68M, 13%
Hotel, $90M, 17%
Office, $111M, 21%

Commercial Concentrations by Industry ($1.1 Billion)[3]


Other Industries, $253M, 23%
Restaurants and Food Service, $184M, 17%
Manufacturing, $140M, 13%
Real Estate Lessors, $41M, 4%
Other Construction, $42M, 4%
Transportation, $68M, 6%
Administrative Support, $69M, 6%
Retail, $139M, 12%
Finance and Insurance, $79M, 7%
Wholesale, $93M, 8%

As of June 30, 2020. Commercial loans include commercial and industrial and owner occupied CRE loans. (1) Excludes PPP loans and fintech partnership consumer loans. (2) The Company stopped offering TriNet lending products in 2016; remaining portfolio is currently in runoff. (3) Excludes PPP loans.

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16 atlanticcapitalbank.com Asset Quality (1) Annualized for Q1 and Q2 2020. $1.5 million in Q2 2020 charge - offs were resolutions of pre - COVID items that had been largely reserved for in Q1 2020 or prior. Net Charge - Offs / Total Average Loans (1) Nonperforming Assets / Total Assets Classified / Total Loans ALL / Loans Held for Investment 1.04% 1.00% 1.03% 0.99% 1.29% 1.45% 2016 2017 2018 2019 Q1 2020 Q2 2020 0.11% 0.23% 0.02% 0.11% 0.04% 0.29% 2016 2017 2018 2019 Q1 2020 Q2 2020 0.13% 0.14% 0.20% 0.26% 0.27% 0.24% 2016 2017 2018 2019 Q1 2020 Q2 2020 1.68% 1.76% 2.10% 1.99% 2.24% 2.49% 2016 2017 2018 2019 Q1 2020 Q2 2020

17 atlanticcapitalbank.com Borrower Assistance - Deferrals Dollars in thousands (1) Number of borrowers who received PPP loans from ACBI divided by number of borrowers who received a deferral Loan Payment Deferrals % of Borrowers 2nd Deferral Industry 6/30/2020 7/31/2020 with PPP (1) Requests ($) Restaurant $ 146,382 $ 395 69.0% $ 2,520 Real Estate Rental & Leasing 92,646 63,677 12.5% - Retail 67,689 20,803 56.3% - Hotel 65,546 4,959 25.0% 45,418 Healthcare 44,419 16,642 33.3% - Other 98,322 17,937 46.7% 18,944 Total $ 515,004 $ 124,412 52.5% $ 66,882 % of total loans 23.6% 5.7% 3.1% Active Initial Deferrals • Initial 90 day deferrals offered proactively • Second deferral requests range from one month to three months; underwriting and fee required • Approximately $67 million of initial deferrals have requested a second deferral (3 % of total loans as of 6/30/2020) A sharp decline in customers with deferred loan payments is underway reflecting resilient borrower performance and optimis m

18 atlanticcapitalbank.com Borrower Assistance - SBA Dollars in thousands. As of June 30, 2020. • PPP fee income amortized over 2 years; acceleration upon repayment or forgiveness • PPP Forgiveness process expected to begin in August but may extend into 2021 • CARES Act Subsidy - SBA making payments through September for over $ 100 million in existing SBA loans Balance Range Count Balance Average Loan Size Fee (%) Fee ($) Less than or equal to $350,000 653 61,854$ 95$ 5% 3,093$ $350,001 - $1,999,999 153 125,665 821 3% 3,770 Greater than or equal to $2,000,000 15 46,530 3,102 1% 465 Totals 821 234,049$ 285$ 7,328$ Paycheck Protection Program

19 atlanticcapitalbank.com Material COVID - Sensitive Loan Categories Dollars in thousands. As of June 30, 2020. E xcludes PPP loans . (1) Number of borrowers who received PPP loans from ACB divided by number of borrowers who received a deferral. Industry Balance Average loan size % of total loans % with payment deferrals % of borrowers with PPP loans (1) % classified % nonaccrual Hotels, net of SBA/USDA GTY $ 96,293 $ 2,953 4.4% 68.1% 41.4% 0.0% 0.0% Non-essential retail 95,212 1,107 4.4% 37.6% 35.1% 1.8% 0.3% Full service restaurants 13,015 766 0.6% 54.2% 42.9% 0.0% 0.0% Total $ 204,520 9.4% Material COVID - Sensitive Loan Categories Hotels • Average original LTV 66% • CRE segment more impacted but high quality locations and well capitalized owners; average June occupancy 44% • SBA segment more “drive by” properties; average June occupancy 52% Non - essential retail • 33% of total retail • Not currently concerned - primarily national well capitalized brands, anchored or rural retail CRE and new car dealerships Full service restaurants • 7% of total restaurants • $6 million national franchise brands • QSRs excluded - performing well with drive - thru and delivery, overall June revenue up 2% over prior year

20 atlanticcapitalbank.com Hotel Portfolio As of June 30, 2020. Excludes PPP loans. • $96 million outstanding net of SBA/USDA guaranteed portions • Weighted average original LTV 66% • Breakeven occupancy 45 – 60% • Average occupancy April – 30% (CRE 14%, SBA 35%) • Average occupancy June – 50% (CRE 44%, SBA 52%) • $ 20 million special mention, $0 classified, $0 non - accrual Hotel Loans by State Hotel Portfolio Highlights Hotel Loans by Type Hotel Loans by Brand CRE $61MM, 53% SBA 504 $21MM, 19% SBA guaranteed $19MM, 16% SBA unguaranteed $14MM, 12% Hilton $40MM, 35% Marriott $27MM, 24% Hyatt $21MM, 19% InterContinental $14MM, 12% Other $12MM, 10% GA $38MM, 33% SC $14MM, 12% TN $52MM, 46% NC $5MM, 4% FL $5MM, 4% Other $1MM, 1%

Retail Portfolio

Atlantic Capital

Retail Portfolio Highlights

- $95 million non-essential retail of $287 million total retail
  - $43 million large national retailers / strong brands with good liquidity
  - $26 million retail CRE not significantly impacted beyond temporary missed rent
  - $16 million new car dealers – all profitable
- $0 special mention, $3 million classified, $0.3 million non-accrual

Retail Loans by State



Other $63MM, 22%
GA $88MM, 31%
TN $11MM, 4%
NY $13MM, 4%
FL $13MM, 4%
VA $13MM, 5%
NC $20MM, 7%
*CA $66MM, 23%

*100% of CA exposure is related to TriNet.

Retail Loans by Industry ($ in millions)

Industry	TriNet	CRE	SNC	Franchise	SBA	C&I	Total	% of Retail Loans
Pharmacies and Drug Stores	$ 68	$ -	$ -	$ -	$ -	$ -	$ 68	24%
Gasoline Stations with C Stores	-	33	9	-	2	-	43	15%
Automotive Parts and Accessories Stores	4	-	-	32	-	-	36	13%
All Other General Merchandise Stores	32	-	-	-	-	-	32	11%
Lessors of Nonresidential Buildings (Retail CRE)	-	26	-	-	-	-	26	9%
New Car Dealers	-	16	-	-	-	2	18	6%
Sporting Goods Stores	-	-	9	-	-	-	9	3%
Family Clothing Stores	-	-	8	-	-	-	8	3%
Electronic Shopping and Mail-Order Houses	-	-	6	-	-	-	6	2%
Other (includes Hardware, Beer/Wine and Dialysis)	15	8	5	-	10	3	41	14%
Total	**$ 118**	**$ 83**	**$ 36**	**$ 32**	**$ 13**	**$ 5**	**$ 287**	
% of Retail Loans	**41%**	**29%**	**13%**	**11%**	**4%**	**2%**		**100%**

As of June 30, 2020. Excludes PPP loans.

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22 atlanticcapitalbank.com Dunkin’ $83MM, 43% Other QSR $96MM, 50% Full service $13MM, 7% GA $61MM, 32% FL $37MM, 19% NJ $16MM, 8% IL $13MM, 7% MD $10MM, 5% MO $9MM, 5% NC $6MM, 3% OR $6MM, 3% NY $5MM, 3% Other $28MM, 15% Restaurant Portfolio As of June 30, 2020. Excludes PPP loans. Restaurant Loans by State Restaurant Portfolio Highlights Restaurant Loans by Concept Restaurant Loans by Type • $191 million outstanding • 93% QSR; Dunkin’ 46% of QSR • 97% of QSR locations did not close during shutdowns • 85% of QSRs have drive - thru or existing delivery model • June QSR revenues +2% vs. June 2019 • $12 million special mention, $4 million classified , $ 1 million non - accrual SNC $9MM, 5% Franchise finance $154MM, 80% C&I $4MM, 2% CRE $10MM, 5% SBA $12MM, 6% TriNet $4MM, 2%

Pro Forma Double Leverage and Interest Coverage

Atlantic Capital

	Calculation of Double Leverage				
	For the Year Ended December 31,			For the Quarter Ended June 30, 2020	
	2017	2018	2019	Actual	Pro Forma with 0% Downstream[1]
Bank Equity	$344,188	$343,311	$368,465	$374,839	$374,839
Consolidated Equity	$308,425	$323,653	$326,495	$335,980	$335,980
Double Leverage Ratio	**111.6%**	**106.1%**	**112.9%**	**111.6%**	**111.6%**

	Calculation of Interest Coverage				
	For the Year Ended December 31,			For the LTM Ended June 30, 2020	
	2017	2018	2019	Actual	Pro Forma[2]
Total Deposit Interest	7,934	12,506	20,392	15,594	15,594
Subordinated Notes (Currently Outstanding)	3,294	3,304	3,295	3,300	3,300
Subordinated Debt (Proposed Offering)	0	0	0	0	2,500
Other Borrowing Interest	1,758	2,703	1,296	816	816
Total Interest Expense	12,986	18,513	24,983	19,710	22,210
Pre-Tax Income from Continuing Operations	18,959	34,357	35,769	23,398	20,898
Interest Coverage (including deposit expense)	**2.5x**	**2.9x**	**2.4x**	**2.2x**	**1.9x**
Interest Coverage (excluding deposit expense)	**4.8x**	**6.7x**	**8.8x**	**6.7x**	**4.2x**

Dollars in thousands.

[1] Assumes $50 million gross offering with a 1.50% placement fee, an estimated $300 thousand of fixed offering expenses incurred related to the transaction and that 0% of net offering proceeds are downstreamed to the Bank

[2] Assumes $50 million gross offering with an illustrative coupon of 5.00%; does not include the pro forma impact of the potential redemption of $50 million of currently outstanding subordinated notes that become callable on September 30, 2020

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Appendix

25 atlanticcapitalbank.com Loan Portfolio by Risk Rating Dollars in thousands Q2 2020 Q1 2020 Pass Special Mention Substandard Doubtful Total Pass Special Mention Substandard Doubtful Total Commercial - commercial and industrial $ 891,690 $ 61,096 $ 20,994 $ 38 $ 973,818 $ 690,321 $ 45,190 $ 24,332 $ 219 $ 760,062 Commercial - commercial real estate 843,648 24,253 32,420 — 900,321 884,214 8,287 17,630 — 910,131 Commercial - construction and land 120,037 8,954 — — 128,991 126,822 — — — 126,822 Residential - mortgages 29,592 2,327 408 — 32,327 31,493 — 268 — 31,761 Residential - home equity 23,689 — — — 23,689 23,479 — — — 23,479 Consumer 113,149 — — — 113,149 58,164 — — — 58,164 Other 14,904 6,798 458 — 22,160 18,226 6,798 464 — 25,488 Total $ 2,036,709 $ 103,428 $ 54,280 $ 38 $ 2,194,455 $ 1,832,719 $ 60,275 $ 42,694 $ 219 $ 1,935,907 Less net deferred fees and other unearned income (9,761) (2,998) Total loans held for investment $ 2,184,694 $ 1,932,909

26 atlanticcapitalbank.com Current Expected Credit Losses (CECL) Dollars in thousands Allowance for credit losses includes allowance for loan losses and allowance for unfunded commitments $19,427 $27,734 $35,085 $892 $2,838 $3,480 $18,535 $24,896 $31,605 $421 $7,409 $671 ($194) $8,222 $642 ($1,513) $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 12/31/2019 CECL Adoption Provision (Loans) Provision (Unfunded Commitments) Net Charge-offs 3/31/2020 Provision (Loans) Provision (Unfunded Commitments) Net Charge-offs 6/30/2020 Allowance for Loan Losses Allowance for Unfunded Commitments Allowance for Credit Losses Reserve Build Q2 2020 Q4 2019 Q1 2020 Incl. PPP Excl. PPP ALL / Loans HFI 0.99% 1.29% 1.45% 1.62% ACL / Loans HFI 1.04% 1.43% 1.61% 1.80% • CECL Model updated based on Wall Street Journal Economic Forecasting Survey as of June 1, 2020.

27 atlanticcapitalbank.com Shared National Credit Portfolio As of June 30, 2020 SNC Portfolio Highlights SNC Portfolio by Industry • $ 187 million outstanding • Average commitment $ 12 million • The Company has been underwriting SNC loans for over a decade • 30% Highly Leveraged Transactions (HLTs) • No special mention, classified or non - accrual Other $13MM, 7 % Aluminum extruded p roduct mfg. $20MM, 11% Air cargo $17MM 9% Financial t ransaction processing $13MM, 7% Professional employer services $13MM, 7% General medical and surgical hospitals $10MM, 5% Ready - mix concrete manufacturing $10MM, 5 % Electronic computer manufacturing $9MM, 5% Limited service restaurants $9MM, 5 % Sporting goods stores $9MM, 5% Gasoline stations with C stores $9MM, 5% Family clothing stores $7MM, 4 % Continuing care retirement services $7MM, 4% Crushed and broken limestone mining and quarrying $7MM, 4 % Commercial printing $10MM, 5% SNC Loans by State GA $57MM, 30% FL $35MM, 19% TN $25MM, 13% MO $18MM, 10% NC $13MM, 7% DE $13MM, 7% AZ $13MM, 7% TX $9MM, 5% AL $4MM, 2% Paint/varnish supplies merchant wholesalers $6MM, 3% FBO real estate leasing and services $6MM, 3% Electronic shopping and mail - order houses $6MM, 3% Wine and distilled alcoholic beverage merchant suppliers $6MM, 3%

Net Interest Margin

- Strong growth in earning assets has helped to offset NIM compression over the last few quarters from lower rates
- The second quarter decrease in NIM primarily the result of:
  - Decrease in loan yields and addition of lower yielding PPP loans
  - Offset by a decrease in cost of deposits
- PPP loans reduced NIM by approximately 14 basis points in the second quarter
- Loan yield for Q2 2020: 3.87%
- Loan yield for Q2 2020 excluding PPP Loans: 4.09%

NIM by Quarter[1]


$19,977
$20,088
$20,734
$21,203
$21,985
3.61%
3.52%
3.38%
3.41%
3.23%
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

Dollars in thousands
Income and margin from continuing operations
[1]Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Net interest income is used in calculating net interest margin. See Appendix for non-GAAP reconciliation.

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29 atlanticcapitalbank.com Investment Portfolio As of June 30, 2020 Municipal Bond Ratings Sector Allocation Portfolio Effective Duration Portfolio Yield Tax - exempt Municipal 47% Taxable Municipal 12% MBS 25% Agency CMO 10% Corporate 5% CDs 1% AAA 41% AA+ 23% AA 30% AA - 4% Other 2% 1.73% 2.25% 2.48% 2.69% 2.84% 2.95% 2016 2017 2018 2019 Q1 2020 Q2 2020 5.03 4.72 5.26 6.97 6.96 2016 2017 2018 2019 Q2 2020

30 atlanticcapitalbank.com Interest Rate Sensitivity As of June 30, 2020 • The following table summarizes the forecasted impact on net interest income using a base case scenario given an immediate change in interest rates as the specified levels based on forecasted assumptions of prepayment speeds, nominal interest rates and loan and deposit repricing rates • Estimates are based on current economic conditions, historical interest rate cycles and other factors deemed to be relevant Net Interest Income Impact Interest Rate Scenario Year 1 + 400b ps 35.2% + 300bps 26.6% + 2 00bps 17.5% + 100bps 8.5% - 100bps (4.8%)

Non-GAAP Financial Measures

Atlantic Capital

(in thousands, except share and per share data)	2020		2019			For the six months ended June 30	
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	2020	2019
Taxable equivalent net interest income reconciliation - continuing operations							
Net interest income - GAAP	$ 21,631	$ 20,980	$ 20,567	$ 19,984	$ 19,889	$ 42,611	$ 40,313
Taxable equivalent adjustment	354	223	167	104	88	577	188
Net interest income - taxable equivalent - continuing operations	$ 21,985	$ 21,203	$ 20,734	$ 20,088	$ 19,977	$ 43,188	$ 40,501
Taxable equivalent net interest margin reconciliation - continuing operations							
Net interest margin - GAAP - continuing operations	3.17%	3.38%	3.35%	3.51%	3.60%	3.27%	3.71%
Impact of taxable equivalent adjustment	0.06%	0.03%	0.03%	0.01%	0.01%	0.05%	0.02%
Net interest margin - taxable equivalent - continuing operations	3.23%	3.41%	3.38%	3.52%	3.61%	3.32%	3.73%
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 335,981	$ 332,300	$ 326,495	$ 328,711	$ 336,715	$ 335,981	$ 336,715
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 316,056	$ 312,375	$ 306,570	$ 308,786	$ 316,790	$ 316,056	$ 316,790
Total assets	$ 2,890,622	$ 2,719,658	$ 2,910,379	$ 2,410,198	$ 2,389,680	$ 2,890,622	$ 2,389,680
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 2,870,697	$ 2,699,733	$ 2,890,454	$ 2,390,273	$ 2,369,755	$ 2,870,697	$ 2,369,755
Tangible common equity to tangible assets	11.01%	11.57%	10.61%	12.92%	13.37%	11.01%	13.37%
PPP loans	$ 234,049	$ -	$ -	$ -	$ -	$ 234,049	$ -
Total tangible assets excl PPP loans	$ 2,636,648	$ 2,699,733	$ 2,890,454	$ 2,390,273	$ 2,369,755	$ 2,636,648	$ 2,369,755
Tangible common equity to tangible assets excl PPP loans	11.99%	11.57%	10.61%	12.92%	13.37%	11.99%	13.37%
Pre-provision net revenue and PPNR return on average assets reconciliation							
Net interest income - GAAP	$ 21,631	$ 20,980					
Noninterest income	2,343	2,422					
Noninterest expense	12,904	12,877					
Pre-provision net revenue	$ 11,070	$ 10,525					
Average assets	$ 2,932,716	$ 2,686,266					
PPNR return on average assets (annualized)	1.52%	1.58%					
Noncore funding to total assets reconciliation							
Federal funds purchased	$ 6,000	$ 75,000	$ -	$ 57,000	$ 35,000		
FHLB advances	50,000	-	-	76,000	82,000		
Brokered deposits	62,433	94,268	81,847	61,192	134,164		
Total noncore funding	$ 118,433	$ 169,268	$ 81,847	$ 194,192	$ 251,164		
Total assets	$ 2,890,622	$ 2,719,322	$ 2,910,379	$ 2,410,198	$ 2,389,680		
Noncore funding to total assets	4%	6%	3%	8%	11%		

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32 atlanticcapitalbank.com Non - GAAP Financial Measures (in thousands) 2019 2018 Net interest income reconciliation Net interest income - GAAP $ 80,864 $ 76,247 Taxable equivalent adjustment 459 395 Net interest income - taxable equivalent $ 81,323 $ 76,642 Taxable equivalent net interest margin reconciliation Net interest margin - GAAP - continuing operations 3.52% 3.48% Impact of taxable equivalent adjustment 0.06% 0.02% Net interest margin - taxable equivalent 3.58% 3.50% Tangible common equity to tangible assets reconciliation Total shareholders’ equity $ 326,495 $ 323,653 Intangible assets (19,925) (23,095) Total tangible common equity $ 306,570 $ 300,558 Total assets $ 2,910,379 $ 2,955,440 Intangible assets (19,925) (23,095) Total tangible assets $ 2,890,454 $ 2,932,345 Tangible common equity to tangible assets 10.6% 10.2% Pre-provision net revenue and PPNR return on average assets reconciliation Net interest income - GAAP $ 80,864 Noninterest income 10,725 Noninterest expense 53,108 Pre-provision net revenue 38,481$ Average Assets $ 2,586,428 PPNR return on average assets 1.49% For the Years Ended December 31,

33 atlanticcapitalbank.com Financial Information from Discontinued Operations Components of Net Income (Loss) from Discontinued Operations (in thousands) Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter 12/31/2019 Net interest income -$ -$ -$ -$ (39)$ 3,086$ Provision for loan losses - - - – – – Net interest income after provision - - - - (39) 3,086 Service charges - - - - 46 527 Mortgage income - - - – - 288 Gain on sale of branches - - - - 34,475 34,475 Other income - - - - (22) (1) Total noninterest income - - - - 34,499 35,289 Salaries and employee benefits - - - - 330 2,757 Occupancy - - - - 71 410 Equipment and software - - - - 8 131 Amortization of intangibles - - - - - 247 Communications and data processing - - - - 197 586 Divestiture expense - - - - 3,646 5,095 Other noninterest expense - - - - 101 459 Total noninterest expense - - - - 4,353 9,685 Net income (loss) before provision for income taxes - - - - 30,107 28,690 Provision (benefit) for income taxes - - - (617) 7,964 6,993 Net income (loss) from discontinued operations -$ -$ -$ 617$ 22,143$ 21,697$ For the year ended 2020 2019

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